SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
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       Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
      5)  Total Fee Paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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
                                     PROXY

                      CHECKERS DRIVE-IN RESTAURANTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 1999

     The undersigned hereby appoints James J. Gillespie, Richard A. Peabody and James T. Holder, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock of Checkers Drive-In Restaurants, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1999 Annual Meeting of Stockholders to be held on August 5, 1999 (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THE REVERSE, FOR APPROVAL OF THE PROPOSALS SET FORTH ON THE REVERSE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                 (Continued and to be SIGNED on the other side)

A [X] Please mark you
      votes as in this
      example.
              FOR the nominees             WITHHOLD           THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.
          listed at right (except         AUTHORITY
             as marked to the          to vote for the
              contrary below)     nominees listed at right.                                                    FOR  AGAINST  ABSTAIN
4.  ELECTION        [ ]                      [ ]              NOMINEES:                1. Adopt and approve    [ ]    [ ]      [ ]
    OF                                                           William P. Foley, II     the agreement and
    DIRECTORS                                                    Clarence V. McKee        plan of merger with
IF YOU WISH TO WITHHOLD AUTHORITY FOR AN                         C. Thomas Thompson       Rally's Hamburgers,
INDIVIDUAL NOMINEE, ENTER THE NAME IN THE                                                 Inc.
FOLLOWING SPACE.
                                                                                       2. Ratify and approve   [ ]    [ ]      [ ]
_________________________________________                                                 an amendment to the
                                                                                          Company's certificate
                                                                                          of incorporation.

                                                                                       3. Ratify and approve a [ ]    [ ]      [ ]
                                                                                          one-for-twelve
                                                                                          reverse stock split.

                                                                                       5. Ratify and approve   [ ]    [ ]      [ ]
                                                                                          an amendment to the
                                                                                          Company's 1994 stock
                                                                                          option plan for
                                                                                          non-employee directors.

                                                                                       6. Ratify and approve  [ ]     [ ]      [ ]
                                                                                          the Company's
                                                                                          employee stock
                                                                                          purchase plan.

                                                                                       7. Ratify and approve  [ ]     [ ]      [ ]
                                                                                          the appointment of
                                                                                          KPMG LLP as
                                                                                          independent auditors.

Signature ____________________________________ Print Name ________________________        Please check if you plan to attend   [ ]
Signature if held jointly ________________ Print Name ___________ Dated: ___, 1999        the meeting.
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign.
       When signing as attorney, executor, administrator, trustee or guardian,            PLEASE MARK, SIGN, DATE, AND RETURN
       please give full title as such.                                                    THIS PROXY CARD PROMPTLY USING THE
                                                                                          ENCLOSED ENVELOPE.

                                     PROXY

                            RALLY'S HAMBURGERS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 1999

     The undersigned hereby appoints James J. Gillespie, Richard A. Peabody and James T. Holder, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock of Rally's Hamburgers, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1999 Annual Meeting of Stockholders to be held August 5, 1999 (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement.

                 (Continued and to be SIGNED on the other side)

A [X] Please mark your
      vote as in this
      example.

              FOR the nominees             WITHHOLD           THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.
          listed at right (except         AUTHORITY
             as marked to the          to vote for the
              contrary below)     nominees listed at right.                                                    FOR  AGAINST  ABSTAIN
2.  ELECTION        [ ]                      [ ]              NOMINEES:  Terry N. Christensen    1. Adopt and  [ ]    [ ]      [ ]
    OF                                                                   Willie D. Davis            approve the
    DIRECTORS                                                            William P. Foley, II       agreement
For, except vote withheld from the following                             James J. Gillespie         and plan of
member(s):                                                               David Gotterer             merger with
                                                                         Ronald B. Maggard          Checkers
____________________________________________                             Andrew F. Puzder           Drive-In
                                                                         Burt Sugarman              Restaurants,
                                                                         C. Thomas Thompson         Inc.


                                                                                                  THIS PROXY WILL BE VOTED AS
                                                                                                  DIRECTED OR, IF NO CONTRARY
                                                                                                  DIRECTION IS INDICATED, WILL BE
                                                                                                  VOTED FOR THE ELECTION OF THE
                                                                                                  NOMINEES FOR DIRECTORS LISTED AT
                                                                                                  LEFT AND AS SAID PROXIES DEEM
                                                                                                  ADVISABLE ON SUCH OTHER MATTERS AS
                                                                                                  MAY COME BEFORE THE MEETING.

                                                                                                  Please check if you plan to  [ ]
                                                                                                  attend the meeting.

                                                                                                  PLEASE MARK, SIGN, DATE, AND
                                                                                                  RETURN THIS PROXY CARD PROMPTLY
                                                                                                  USING THE ENCLOSED ENVELOPE.


Signature _______________ Print Name ____________ Signature if held jointly _____________ Print Name __________ Dated: _____, 1999
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.